                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 1, 1998 appearing on page 15 of Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 1998.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP


Houston, Texas
March 10, 1999